UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 4, 2008 (August 28, 2008)

CRIMSON EXPLORATION INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-21644 (Commission File Number)	20-3037840 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002

(Address of Principal Executive Offices)

(713) 236-7400

(Registrant’s telephone number, including area code)

_____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2008, the Board of Directors of Crimson Exploration Inc. (the “Company”), on the recommendation of the Compensation Committee of the Company’s Board of Directors approved the Company’s amended and restated 2005 Stock Incentive Plan (the “Amended Plan”). On August 28, 2008, the Amended Plan was approved by the holder of the majority of the voting power of the Company’s outstanding shares of capital stock. The purpose of the Amended Plan is to:

•

increase the maximum aggregate number of shares of common stock which may be issued upon exercise of all awards under the 2005 Stock Incentive Plan (the “Plan”), including under the Company’s Equity Incentive Plan, by 1,000,000 shares, such that the new maximum aggregate number of shares of common stock which may be issued upon exercise of all awards under the Amended Plan, including incentive stock options, is 3,852,500, less the total number of shares underlying options granted to employees prior to the adoption of the Plan and outstanding on the effective date of the Plan (as adjusted for the Company’s September 2006 10-for-1 reverse stock split) under the Company’s 2004 Stock Option and Compensation Plan, unless and to the extent such options and awards are cancelled or forfeited;

•	include additional performance measures for production and return on invested capital as criteria for awarding performance awards and related changes;

•	make certain adjustments for the Company’s reincorporation from Texas to Delaware;

•	make other changes to conform the Plan’s provisions to the final regulations under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”);

•	conform the definition of “Covered Employee” under the Amended Plan to conform to Section 162(m) of the Code; and

•	make certain other conforming and clarifying changes, including to adjust applicable share numbers to take into account the Company’s 10-for-1 reverse stock split in September of 2006.

No action with respect to the Amended Plan will be taken until the date that is 20 days from the date of the mailing of a Schedule 14C Information Statement pursuant to Section 14(c) of the Securities and Exchange Act of 1934, as amended.

The Amended 2005 Stock Incentive Plan discussed above is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description
99.1	Amended 2005 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.

Date:	September 4, 2008	/s/ E. Joseph Grady

E. Joseph Grady

Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Amended 2005 Stock Incentive Plan